LETTER  TO  OUR  SHAREHOLDERS

Dear  Shareholder:

We would like to express our appreciation for the confidence you have shown in our investment philosophy. In addition, we are thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

2000  NINE-MONTH  RESULTS

During the first nine months of 2000, the Fund's total investment portfolio increased 14.2%. After operating expenses, our net asset value gained 11.4% from $7.57 to $8.43.

GROWTH  IN  THE  THIRD  QUARTER

The latest quarter saw continued growth with a gain of 2% in our net asset value and 3.1% in the investment portfolio. Our Fund's market value also increased during this time from $8.00 to approximately $8.44. Considering the relatively low exposure to equity markets (most of our assets are in U.S. Treasury Bills), we are pleased with the growth in many of our remaining investments. This is our fifth quarter of the past six wherein our net asset value has risen.

MARKET  OVERVIEW

While the first half of 2000 brought stock market volatility we had warned of, the summer months were unusually stable. The calm before the storm? Perhaps; however, because we have prepared for this volatility, we hope to cushion our shareholders from periods of decline seen in the S&P 500, NASDAQ and Russell 2000 indices. Our sizable Treasury Bills and cash reserves place us in an excellent position to take advantage of buying opportunities when they arise.

PORTFOLIO  HIGHLIGHTS

Our largest holding, TECHNITROL, having opened the year with a strong quarter, stepped on the accelerator in the last two quarters and has more than doubled in price thus far this year. Every one of our largest holdings, accounting for more than 77% of our total market value of common stocks, were up during the first nine months of 2000.

OUTLOOK

While some forecasters are predicting the "Fed" will soon ease, we see no evidence to confirm this hope at this time.

We have greatly streamlined our investments which, with very few exceptions, are now in companies continuing to generate earnings growth and positioning themselves to increase profits in the future. During the first week of the new year, we took profits on those stocks whose P/E ratios expanded greatly beyond our value requirement. Even before then, our portfolio was demonstrating excellent value, with a P/E of 7 times estimated earnings at year-end. This number is reduced to less than 5 times after deducting cash per share. These factors, combined with our available cash (ready to take advantage of opportunities coming to the long-term, value-oriented investor), lay a solid foundation for growth potential in our investments, not for 2000 alone, but for many years to come.

Sincerely,




Barry  Ziskin                                                  October  8,  2000

Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
at September 30, 2000  (Unaudited)

--------------------------------------------------------------------
Investment Securities (a)                                    Value
--------------------------------------------------------------------
Common Stocks                                  Shares
--------------------------------------------------------------------
APPAREL & ACCESSORIES  -  2.0%
 Abbeycrest Plc                                  10,000   $   16,446
 Quiksilver, Inc. (b)                            15,150      291,638
 Tarrant Apparel Group (b)                        5,100       38,250
                                                         -----------
                                                             346,334
                                                         -----------
AUTOMOTIVE  -  2.6%
 Strattec Security Corporation (b)               13,600      452,200
                                                         -----------
                                                             452,200
                                                         -----------
BUILDING & MATERIALS  -  3.4%
 Barratt Developments Plc                        53,000      204,819
 Hughes Supply                                   12,200      239,364
 NCI Building Systems, Inc. (b)                   9,400      137,475
                                                         -----------
                                                             581,658
                                                         -----------
COMPUTER & RELATED  -  5.9%
 Avocent Corp. (b)(c)                             7,200      396,900
 Insight Enterprises, Inc. (b)                    9,280      252,866
 Pomeroy Comp. Resources (b)                     19,900      376,856
                                                         -----------
                                                           1,026,622
                                                         -----------
CONSUMER PRODUCTS (OTHER) - 1.0%
 Ballantyne of Omaha, Inc. (b)                   50,505       56,818
 Day Runner, Inc. (b)                             3,360        2,310
 Lindt & Spr ngli AG                                230      114,747
                                                         -----------
                                                             173,875
                                                         -----------
ELECTRICAL & ELECTRONICS  -  10.2%
 Roxboro Group Plc                              100,500      492,892
 Technitrol, Inc.                                12,600    1,272,600
                                                         -----------
                                                           1,765,492
                                                         -----------
FINANCIAL SERVICES  -  10.6%
 Brewin Dolphin                                 172,500      608,114
 Jardine Lloyd Thompson Group Plc               125,600      699,353
 Rathbone Brothers Plc                           33,000      528,125
                                                         -----------
                                                           1,835,592
                                                         -----------
HEALTH & PERSONAL CARE  -  2.6%
 National Dentex Corporation (b)                 17,100      294,975
 Novartis AG                                         99      152,193
                                                         -----------
                                                             447,168
                                                         -----------
MULTI-INDUSTRY  -  3.2%
 Tomkins Plc                                     40,966      100,002
 VT Holding A/S (Cl B)                           10,565      456,439
                                                         -----------
                                                             556,441
                                                         -----------

Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
at September 30, 2000  Continued  (Unaudited)

--------------------------------------------------------------------
Investment Securities (a)                                    Value
--------------------------------------------------------------------
Common Stocks                                  Shares
--------------------------------------------------------------------
RETAIL  -  2.3%
 Grow Biz International, Inc. (b)                 7,700   $   30,800
 The Men's Wearhouse, Inc. (b)                    9,900      280,294
 Westfair Foods                                     360       95,872
                                                         -----------
                                                             406,966
                                                         -----------
--------------------------------------------------------------------
TOTAL COMMON STOCKS  -  43.8%
     (Cost $5,398,161.00)                                $ 7,592,348
--------------------------------------------------------------------
Short Term Investments                         Eff. rate
--------------------------------------------------------------------
U.S. TREASURY BILLS - 54.2%
--------------------------------------------------------------------
 Par 5,000,000, matures 10/26/00                  6.054%  $4,979,421
 Par 1,000,000, matures 11/24/00                  6.345%     990,831
 Par 1,750,000, matures 1/25/01                   6.302%   1,715,687
 Par 1,000,000, matures 3/1/01                    6.371%     974,281
 Par    750,000, matures 3/1/01                   6.335%     730,815
                                                         -----------
                                                           9,391,035
                                                         -----------
--------------------------------------------------------------------
TOTAL INVESTMENT IN SECURITIES - 98.0%
     (Cost $14,789,196)                                 $ 16,983,383
--------------------------------------------------------------------
CASH, RECEIVABLES, AND OTHER ASSETS
     LESS LIABILITIES  -  2.0%                               339,344
--------------------------------------------------------------------
NET ASSETS  -  100.0%
     (Equivalent to $8.43 per share based
     on 2,053,731 shares of capital stock
     outstanding)                                       $ 17,322,727
====================================================================
(a)     Percentages  are  based  on  net  assets  of  $17,322,727.
(b)     Non-income  producing  investment.
(c) Cybex Computer became Avocent Corporation, effective 7/3/00.

--------------------------------------------------------------------
COMMON STOCKS BY COUNTRY
--------------------------------------------------------------------
Percent       Country                                        Value
--------------------------------------------------------------------
   54.3%      United States                               $4,123,346
   34.9       United Kingdom                               2,649,752
    6.0       Denmark                                        456,439
    3.5       Switzerland                                    266,939
    1.3       Canada                                          95,872
--------------------------------------------------------------------
  100.0%                                                   7,592,348
====================================================================

GENERAL  INFORMATION

THE  FUND

Z-Seven Fund, Inc. is a non-diversified, closed-end management investment company whose shares trade on the Nasdaq National Market System and on the Pacific Exchange. Its investment objective is long-term capital appreciation through investments in quality growth companies whose shares are undervalued.

SHARE  REPURCHASES

Notice is hereby given, in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, at market prices, from time to time, shares of its common stock in the open market.

FORWARD  LOOKING  STATEMENTS

When used in this report and in future filings by the Fund with the Securities and Exchange Commission, in the Fund's press releases and in oral statements made with the approval of an authorized officer of the Fund the words or phrases, "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," or similar expressions are intended to identify forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. All assumptions, anticipations, expectations and forecasts contained herein are forward looking statements that involve risks and uncertainties. Management of the Fund cautions readers not to place undue reliance on any such forward looking statements, which speak only as of the date made, and should be read in conjunction with other publicly available Fund information. Management of the Fund will not undertake, and specifically declines, any obligations to release publicly the result of any revisions which may be made to any forward looking statements to reflect the occurrence of anticipated or unanticipated events.

BOARD  OF  DIRECTORS
Barry  Ziskin
Albert  Feldman
Dr.  Jeffrey  Shuster
Rochelle  Ziskin
Mar  a  De  Los  Santos

INVESTMENT  ADVISER
TOP  Fund  Management,  Inc.

OFFICERS
Barry  Ziskin
President  and  Treasurer

Barbara  Perleberg
Secretary

CUSTODIAN
Chase  Manhattan  Bank

TRANSFER  AGENT
Wells Fargo Bank Minnesota, N.A.
Shareowner  Services

INDEPENDENT  AUDITORS
KPMG  LLP

GENERAL  COUNSEL
Kilpatrick  Stockton  LLP

STOCK  LISTINGS
NASDAQ
Symbol:  ZSEV
Pacific  Exchange
Symbol:  ZSE

CORPORATE  OFFICE
1819 South Dobson Road
Suite  109
Mesa,  AZ  85202
(480)  897-6214
Fax  (480)  345-9227
Zseven@aol.com